EXHIBIT 24.1

                             POWER OF ATTORNEY

      (Bowen/Ekberg/Jacobsen/Gish/Roderick/Parfitt Stock Option Plan)

          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, each an officer and/or director of REGENT ASSISTED LIVING, INC. (the "Company"), hereby constitutes and appoints WALTER C. BOWEN and STEVEN L. GISH, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name any and all instruments which such attorneys and agents may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of shares of Common Stock of the Company issuable pursuant to the Company's Bowen/Ekberg/Jacobsen/Gish/Roderick/Parfitt Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith, and to file the same with the Securities and Exchange Commission, and each of the undersigned hereby ratifies and confirms all that such attorneys and agents shall do or cause to be done by virtue hereof.

DATED:  September 16, 1996



WALTER C. BOWEN                   PETER J. BRIX
- -----------------------------     -----------------------------
Walter C. Bowen                   Peter J. Brix


STEVEN L. GISH                    GARY R. MAFFEI
- -----------------------------     -----------------------------
Steven L. Gish                    Gary R. Maffei


JAMES W. EKBERG                   COREY M. SMITH
- -----------------------------     -----------------------------
James W. Ekberg                   Corey M. Smith


ERIC W. JACOBSEN                  MARVIN S. HAUSMAN
- -----------------------------     -----------------------------
Eric W. Jacobsen                  Marvin S. Hausman